UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2015


                             FREEDOM PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                        333-184061             45-5440446
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

          11620 Wilshire Blvd
          Office 43, Suite 900
          West Wilshire Center
          West Los Angeles, CA                                     90025
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (504) 722-0603

                    650 Poydras Street, Suite 1400 Office 15,
                              New Orleans, LA 70130
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

On or about June 11, 2015, the Company filed a Definitive Information Statement on Schedule 14C with the Securities and Exchange Commission and mailed a copy of same to its shareholders (the "Information Statement"). As disclosed in the Information Statement, in May 2015, the Company's Board of Directors adopted and approved, and the holders of the majority of the Common Stock voting power adopted and approved by Written Consent, an amendment to the Company Articles of Incorporation to change the name of the Company from Freedom Petroleum, Inc. to Steampunk Wizards, Inc. to expand the range of business operations that can be associated with our corporate name and to effect a reverse stock split at a ratio of 2.5:1 so that every 2.5 shares of common stock outstanding, will be combined and changed into 1 share of common stock (the "Amendment"). Following the required notice period and as per Rule 14c of the Securities Exchange Act of 1934, as amended, the Amendment shall be effective as of July 2, 2015 (the "Effective Date").

Following the Effective Date, our corporate name shall be Steampunk Wizards, Inc. and our cusip number is 85788 Y104. Although the name change and reverse split will be effective with FINRA as of the Effective Date, our trading symbol will be FPETD until the D is removed and our symbol is changed to SPWZ 20 business days thereafter, as required by FINRA rules and regulations.

As set forth in the Information Statement, all outstanding stock certificates are issuable upon surrender; in other words, you are not required to exchange your stock certificate for it to reflect your shares on a post-split basis unless you want to.

As disclosed on the cover page to this Report, our address has changed as of July 1, 2015.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2015                  Freedom Petroleum, Inc.


                                     By: /s/ Anton Lin
                                         ----------------------------------
                                         Anton Lin, CEO


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